SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 20, 2007
Apollo Resources International, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

000-25873 (Commission File Number)	84-1431425 (I.R.S. Employer Identification No.)

3001 Knox Street, Suite 403 Dallas, Texas (Address of Principal Executive Offices)	75205 (Zip Code)
(214) 389-9800
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events.
Item 8.01 Other Events
Apollo Resources International, Inc. (the “Company”) is delaying the effective date of its “going private transaction” which was previously announced through its SEC filing of a Schedule 13e-3 on May 18, 2007 and a Definitive Schedule 14c on May 29, 2007. The effective date of the transaction was previously scheduled to be 20 days after the mailing of the Schedule 14c to the Company’s shareholders, which would have fallen on June 18, 2007. Due to the Company’s intention to file amended Schedules 13e-3 and 14c on June 18, 2007, the effective date will now be postponed until the Securities and Exchange Commission completes its standard review of the filings.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apollo Resources International , Inc. (Registrant)
Date: June 20, 2007	By:	/s/ Dennis G McLaughlin, III
Dennis McLaughlin
CEO